EXHIBIT 10.2

STOCK PURCHASE AGREEMENT

West Coast Car Company
c/o Weifang Shengtai Pharmaceutical Co., Ltd.
Hi-Tech Industrial Park of Changle County,
Shandong Province,
People’s Republic of China 262400

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you, in accordance with and pursuant to the Terms and Conditions for Purchase of Securities (the “Terms and Conditions”) set forth in Annex I, together with the Exhibits thereto, and the Investor Questionnaire as set forth in Annex II, each of which is attached hereto and incorporated herein by reference, as follows:

1. This Stock Purchase Agreement (the “Stock Purchase Agreement”) is made as of the date set forth below among West Coast Car Company, a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 8,750,000 shares (the “Securities”) of common stock of the Company, par value US$0.001 per share (the “Common Stock”) with .5 attached warrants to purchase Common Stock per share of Common Stock which are exercisable at $2.60 per share for a period of five years (each full warrant a “Warrant”), in a private placement (the “Offering”) to certain accredited investors in the United States and elsewhere in reliance upon available exemptions from the U.S. Securities Act of 1933, as amended (the “Securities Act”).

3. The Company and the Investor agree that the Investor will purchase from the Company the following number of shares of Common Stock, for a purchase price of US$2.00 per share and attached .5 Warrants (the “Purchase Price”), pursuant to the Terms and Conditions. Unless otherwise requested by the Investor, certificates representing the Securities purchased by the Investor will be registered in the Investor’s name and address as set forth below.

Number of Shares:____________________________

Number of Warrants (number of shares multiplied by 50%):____________________________

Purchase Price (number of Shares multiplied by US$2.00):_____________________________

Please initial below to indicate agreement to purchase the number of shares and Warrants:

____________________

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it is not a Registered Representative at a NASD member firm and has no direct or indirect affiliation or association with any NASD member firm as of the date hereof. Exceptions:

______________________________________________________________________________
______________________________________________________________________________

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraphs 3 and 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).

Dated as of May 15, 2007

AGREED AND ACCEPTED:

West Coast Car Company	Investor: _____________________________

By: __________________________________

/s/Qingtai Liu	Print Name: ___________________________
By: Qingtai Liu
Title: President and CEO	Title: ________________________________

Address: ______________________________

_____________________________________

Tax ID No. ___________________________

Contact name: _________________________

Telephone: ____________________________

Name in which shares should be registered (if different):

_____________________________________

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Authorization and Sale of the Securities. Subject to these Terms and Conditions, the Company has authorized the issuance and sale of up to 8,750,000 shares of its Common Stock and up to 4,375,000 Warrants (collectively, the “Securities”) in the Offering.

2. Agreement to Sell and Purchase the Securities; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will issue and sell to the Investor, and the Investor will purchase from the Company upon the terms and conditions hereinafter set forth, the number of Securities set forth in paragraph 3 of the Stock Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon (collectively, the “Agreement”).

2.2 As part of the Offering, the Company may enter into the same form of Stock Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and complete sales of Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Stock Purchase Agreements (including the Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Securities until the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase all of the Securities, and (ii) notified Hickey Freihofner Capital, a division of Brill Securities, Inc, Member NASD/MSRB/SIPC, in its capacity as U.S. placement agent for the Offering (the “U.S. Placement Agent”), in writing, that it will no longer accept Agreements from Investors for the purchase of Securities in the Offering, but in no event shall the Subscription Date be later than May 7, 2007, or such earlier date as the Company has received $15 million in escrow. Each Investor must complete a Stock Purchase Agreement and an Investor Questionnaire (in the form attached as Annex II to the Stock Purchase Agreement) in order to purchase Securities in the Offering.

2.3 The Investor acknowledges that the Company intends to pay through Brill Securities, Inc. to the placement agents in the Offering as follows: Brill Securities, Inc., and the Company’s foreign finder, shall each receive 5% of the gross proceeds of the Offering, an additional 1% for non-accountable expenses and a number of Warrants equal to 1.25% of the number of shares of Common Stock sold in the Offering.

3. Delivery of the Securities at Closing.

3.1 The completion of the purchase and sale of the Securities (the “Closing”) shall occur (the “Closing Date”) on or about May 7, 2007, or such earlier date as the Company has received $15 million in escrow, at the offices of the Company’s counsel. At the Closing, the Company shall deliver to the Investor, or make arrangements to deposit with an overnight courier for next day delivery to the Investor, one or more stock and Warrant certificates (in the form of Exhibit G annexed hereto) representing the number of Securities set forth in paragraph 4 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock Purchase Agreement, in the name of a nominee designated by the Investor.

3.2 The obligation of the Company to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth in paragraph 3 of the Stock Purchase Agreement; (b) receipt of executed Agreements from Investors purchasing an aggregate investment in the Common Stock of no less than US$15 million, (c) completion of the purchases and sales under the Agreements with the Other Investors; (d) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; and (e) the absence of any threat of or pending legal action, suit or proceeding which seeks to restrain or prohibit the transactions contemplated by the Agreements.

3.3 The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of Securities so as to constitute an aggregate investment in the Common Stock of no less than US$15 million; (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date); (c) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of Company Counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the offer and sale of the Securities; (d) the absence of any threat of or pending legal action, suit or proceeding which seeks to restrain or prohibit the transactions contemplated by the Agreements; (e) the U.S. Placement Agent shall agree to refrain from selling or transferring shares beneficially owned by it prior to the date of this Agreement or received as compensation in accordance with Section 2.3 hereof for such period and in such form as may be agreed with the Company; (f) the Limited Standstill Agreements, substantially in the form attached hereto as Exhibit B, shall be executed and delivered by each of the Company’s directors and executive officers; (g) the Company shall have consummated a share exchange with Shengtai Holding, Inc. pursuant to which it has acquired all the issued and outstanding shares of common stock of Shengtai Holding, Inc. making is a wholly owned subsidiary of the Company , and Shengtai Holding, Inc. shall have no other securities issued and outstanding and shall have no obligation or agreement to issue securities other than to the Company; and (h) as of the Closing Date, Shengtai Holding, Inc. shall own all of the issued and outstanding shares of common stock or other equity interest in Weifang Shengtai Pharmaceutical Co., Ltd., also known as Weifang Shengtai Medicine Co., Ltd.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (the “Exchange Act Documents”), and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Securities being purchased by the Investor hereunder, upon issuance and payment therefor pursuant to this Agreement, will be duly authorized, validly issued, fully-paid and non-assessable.

4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Securities under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4 Capitalization. The Company is authorized to issue 100,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value. On Closing Date, the Company shall have 1,000,000 shares of Common Stock issued and outstanding, shall have no other securities issued and outstanding and shall have no obligation or agreement to issue securities other than to Investors under the Stock Purchase Agreements for the purchase of Common Stock not exceeding 8,750,000 shares. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Securities or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary, or Shengtai Holdings, Inc. or Weifang Shengtai Pharmaceutical Co., Ltd. (collectively “Shengtai”), is or may be a party or of which the business or property of the Company or any Subsidiary or Shengtai is subject that is not disclosed in the Exchange Act Documents.

4.6 Financial Statements. The financial statements of the Weifang Shengtai Pharmaceutical Co., Ltd and its related notes attached hereto as Exhibit E (the “Financial Statements”) present fairly, in accordance with generally accepted accounting principles, the financial position of Weifang Shengtai Pharmaceutical Co., Ltd as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with its books and records. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the “SEC”). The other financial information pertaining to Weifang Shengtai Pharmaceutical Co., Ltd. has been prepared on a basis consistent with its financial statements.

4.7 No Material Adverse Change. Except as disclosed in the Financial Statements, as of December 31, 2006, there has not been (i) any material adverse change in the financial condition or earnings of Weifang Shengtai Pharmaceutical Co., Ltd., (ii) any material adverse event affecting Weifang Shengtai Pharmaceutical Co., Ltd., (iii) any obligation, direct or contingent, that is material to Weifang Shengtai Pharmaceutical Co., Ltd, incurred by it, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of Weifang Shengtai Pharmaceutical Co., Ltd, or (v) any loss or damage (whether or not insured) to the physical property of Weifang Shengtai Pharmaceutical Co., Ltd which has been sustained which has a Material Adverse Effect. As of December 31, 2006, there has not been (i) any material adverse change in the financial condition or earnings of Shengtai Holding, Inc., (ii) any material adverse event affecting Shengtai Holding, Inc., Ltd., (iii) any obligation, direct or contingent, that is material to Shengtai Holding, Inc., incurred by it, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of Shengtai Holding, Inc., or (v) any loss or damage (whether or not insured) to the physical property of Shengtai Holding, Inc. which has been sustained which has a Material Adverse Effect.

4.8 Reporting Status; Disclosure. The Company has filed in a timely manner all documents and reports that the Company was required to file under the Exchange Act during the twelve months preceding the date of this Agreement or has received a valid extension of such time of filing and has filed any such documents and reports prior to the expiration of any such extension. The Exchange Act Documents complied in all material respects with the applicable requirements of the SEC, including the rules and regulations promulgated under the Securities Act and the Exchange Act as required as of their respective filing dates and the information contained therein was accurate, true and complete in all material respects as of such filing date. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date are accurate, true and complete in all material respects.

4.9 No Manipulation of Stock. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

4.10 Company not an “Investment Company”. The Company is not, and as a result of the transactions contemplated by this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

4.11 Transactions with Affiliates and Employees. Except as set forth in the Exchange Act Documents, none of the officers or directors of the Company is a party to any transaction with the Company (other than for services as officers and directors), since the beginning of the current fiscal year in excess of $120,000 other than (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred or advances made on behalf of the Company, (c) interests arising solely as a shareholder of the Company or its subsidiaries, and (d) employee benefits, including stock option agreements under any stock option plan of the Company.

None of the officers or directors of the Weifang Shengtai Pharmaceutical Co., Ltd. is a party to any transaction with the Weifang Shengtai Pharmaceutical Co., Ltd. (other than for services as officers and directors), since the beginning of the current fiscal year in excess of $120,000 other than (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred or advances made on behalf of the Weifang Shengtai Pharmaceutical Co., Ltd., (c) interests arising solely as a shareholder of the Weifang Shengtai Pharmaceutical Co., Ltd. or its subsidiaries, and (d) employee benefits, including stock option agreements under any stock option plan of the Weifang Shengtai Pharmaceutical Co., Ltd.

None of the officers or directors of the Shengtai Holding, Inc. is a party to any transaction with the Shengtai Holding, Inc. (other than for services as officers and directors), since the beginning of the current fiscal year in excess of $120,000 other than (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred or advances made on behalf of the Shengtai Holding, Inc., (c) interests arising solely as a shareholder of the Shengtai Holding, Inc. or its subsidiaries, and (d) employee benefits, including stock option agreements under any stock option plan of the Shengtai Holding, Inc.

4.12 Accountants. To the Company’s knowledge, Moore Stephens Wurth Frazer and Torbet, LP are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

4.13 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

4.14 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.15 Private Offering. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Securities other than the exhibits attached hereto and the corporate presentation containing certain financial projections which constitute material non-public information (the “Corporate Presentation”). The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act and Regulation S promulgated thereunder. However, the Company shall not be restricted from the issuance of (i) equity securities issued or sold in connection with commercial or strategic partnership arrangements entered into for primarily non-equity financing purposes, (ii) equity securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company as a result of a stock split or stock dividend, (iii) equity securities or options to acquire equity securities issued pursuant to employee stock option, purchase or similar equity-based stock incentive plans in effect as of the date of this Agreement, (iv) equity securities sold or otherwise disposed of pursuant to plans adopted in compliance with Rule 10b5-1 under the Exchange Act, and (v) equity securities issued in connection with acquisitions where such equity securities are issued by the Company as consideration to the purchaser in such acquisition.

4.16 Limited Standstill. The Company will make available to the Investors on the Closing Date copies of the Limited Standstill Agreements, substantially in the form attached hereto as Exhibit B, executed by each of the Company’s directors, the Company’s President and the Company’s Chief Financial Officer (if applicable). The Company represents and warrants to the Investors that, as of the date of the Agreements, no other member of the Company’s management owns equity securities or securities or instruments convertible into or exchangeable for equity securities of the Company.

4.17 Foreign Corrupt Practices; Anti Money Laundering. Neither the Company and its subsidiaries, nor to the knowledge of the Company or its subsidiaries as the case may be, any agent or other person acting on behalf of the Company or its subsidiaries, has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, at any time the Company has been subject thereto. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or arbitrator involving the Company or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

4.18 Acknowledgement Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Agreements and the transactions contemplated thereby. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representations.

4.19 Disclosure. Following the issuance of the press release and Current Report on Form 8-K in accordance with Section 10 hereof, the Investors will not, to the Company’s knowledge, possess any material non-public information concerning the Company. The Company acknowledges that the Investor is relying on the representations, acknowledgements and agreements made by the Company in this Section 4 and elsewhere in this Agreement in making decisions concerning an investment in the Company’s securities.

5. Additional Covenants of the Company.

5.1 Make Good Shares. The Company agrees cause Mr. Qingtai Liu to escrow with the Company’s transfer agent (or other escrow agent agreed to by the parties) to reserve for issuance on the Closing Date an aggregate of 5,000,000 shares of Common Stock then held by Mr. Liu or other members of management (the “Make Good Shares”) for issuance to Investors in accordance with the following:

(a) If the Company’s net income for the fiscal year ending June 30, 2007, is less than US$7 million, as set forth in the Company’s audited financial statements as filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 (and any amendments thereto) or if such Annual Report is not prepared or filed with the SEC by the last date permissible under the Exchange Act and any applicable grace period under the rules of any exchange or inter-dealer quotation system on which the Company’s Common Stock is being traded or quoted (the “Penalty Date”), then the Company and Mr. Qingtai Liu shall provide to the Company’s Transfer Agent an instruction notice substantially in the form attached hereto as Exhibit A, with a copy to Investors, to transfer 2,500,000 Make Good Shares from escrow to the Investors on a pro-rata basis; provided, however, that if no Make Good Shares are to be transferred pursuant to this Section 5.1(a), then such shares shall continue to be held in escrow , if required, in accordance with Section 5.1(b) below;

(b) If the Company’s net income for the fiscal year ending June 30, 2008, is less than US$9 million, as set forth in the Company’s audited financial statements as filed with the SEC in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (and any amendments thereto) or if such Annual Report is not prepared or filed with the SEC by the Penalty Date, then the Company and Mr. Qingtai Liu shall provide to the Company’s Transfer Agent an instruction notice substantially in the form attached hereto as Exhibit A, with a copy to Investors, to transfer 2,500,000 Make Good Shares to the Investors on a pro-rata basis.

(c) In the event that liquidated damages are required to be paid to Investors as set forth in Section 8.1 below in connection with a Registration Default (as defined below), then, prior to the determination required under Section 5.1(a) and (b) above, the amount of any such liquidated damages required to be paid pursuant to Section 8.1 shall be deducted from the required net income amount set forth in Section 5.1 (a) and (b) above with respect to the fiscal year in which such liquidated damages are paid.

(d) No portion of the Make Good Shares may be transferred to Investors or registered for resale prior to the Penalty Date for fiscal year ended June 30, 2007 or, if later, thirty (30) days after the effective date of the Registration Statement for the Securities sold in the Offering, provided that, if the Registration Statement has not been declared effective by the Relevant Effective Date defined in Section 8.1, all Make Goods Shares required to be transferred to Investors as of that date shall be transferred to the Investors on such date.

(e) Each certificate evidencing a Make Good Share shall be dated June 30 of the relevant year and shall be deemed transferred to the appropriate Investor as of such date.

5.2 Right of First Refusal. From the Closing Date and continuing for the longer of (a) a period of one (1) year following the effective date of the Initial Registration Statement (as defined in Section 8.1 below) covering the resale of the Securities, or (b) two years following the Closing Date, the Company shall give the Investors the right of first refusal on any future placement or offering of any debt or equity securities (the “Future Securities”) to a proposed third party purchaser.

The Company shall, not less than fifteen (15) business days prior to the consummation of such issuance or sale, offer such Future Securities to the Investors by sending written notice (an “Issuance Notice”) to the Investors, which shall state (a) the identity of the proposed third party purchaser, (b) a description of the Future Securities to be issued or sold, including detailed terms of such securities, (c) the amount of the Future Securities proposed to be issued to the proposed third party purchaser (the “Offered New Securities”); (d) the proposed purchase price for the Offered Securities (the “Issuance Price”); and (e) the terms and conditions of such proposed sale.

The Issuance Notice shall also certify that the Company has received a firm offer from the proposed third party purchaser and in good faith believes a binding agreement for the Offered New Securities is obtainable on the terms set forth in the Issuance Notice. The Issuance Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement or understanding relating to the Offered New Securities and proof satisfactory to the Company that the Offered New Securities will not violate any applicable securities laws. Upon delivery of the Issuance Notice, such offer shall be irrevocable unless and until the rights of first refusal provided for herein shall have been waived or shall have expired.

By notification to the Company within ten (10) business days after the Issuance Notice is given, the Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Issuance Notice, up to all of the Offered New Securities. The closing of any sale pursuant to this Section 5.2 shall occur within thirty (30) days after the date on which such notification is given by the Investor. If the Investors elect to acquire more than all the Offered New Securities, then such Offered New Securities shall be pro-rated to such Investors in accordance with their respective shareholdings in the Company. If less than all of the Offered New Securities are elected to be purchased or acquired as provided in Section 5.2, the Company may, during the thirty (30) day period following the expiration of the 10-day period provided in Section 5.2, offer and sell the remaining unsubscribed portion of such securities to the proposed third party purchaser in the Issuance Notice at a price not less than, and upon terms no more favorable to the proposed third party purchaser than, those specified in the Issuance Notice. If the Company does not enter into an agreement for the sale of such securities within such period, or if such agreement is not consummated within thirty (30) days after the execution thereof, the right of first refusal provided hereunder shall be deemed to be revived and such securities shall not be offered to a third party unless first reoffered to the Investors in accordance with this Section.

5.3 Capitalization upon Closing.  The capitalization of the Company upon the Closing is set forth in Exhibit D annexed hereto. The Company shall not take any action which would or might change the capitalization without the prior written approval of Chinamerica Fund, L.P.

5.4. Independent Directors, Public Relations and Executive Searches. The Company agrees to deliver $5,500,000 directly into escrow on Closing Date for the purposes of (i) ensuring the appointment of a five member board of directors, of which a minimum of 3 directors are independent, (ii) ensuring the appointment of a duly qualified Chief Financial Officer with a minimum two-year employment agreement and (iii) applying $500,000 to effect an integrated investor and public relations campaign. The terms of such escrow shall be governed by an escrow agreement by and among Tri-Sate Title & Escrow, LLC, as escrow agent, the Company and the Investors in the form attached as Exhibit H (the “Escrow Agreement”). The release of such portion of the escrow monies from escrow shall be effected in accordance with the terms of the Escrow Agreement.

6. Representations, Warranties and Covenants of the Investor.

6.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is either an “accredited investor” as defined in Regulation D under the Securities Act or a non-U.S. person as defined in Regulation S under the Securities Act who is acquiring the Securities in an offshore transaction, and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Securities set forth in paragraph 3 of the Stock Purchase Agreement in the ordinary course of its business and for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act (including pursuant to the Registration Statement (as defined in Section 8.1 below), and has no agreement or understanding, directly or indirectly, with any person to distribute any of the Securities; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire and has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete in all material respects as of the date hereof and will be true, correct and complete in all material respects as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; (vi) the Investor has, in connection with its decision to purchase the number of Securities set forth in paragraph 3 of the Stock Purchase Agreement, relied only upon the Exchange Act Documents, the representations and warranties of the Company contained herein and in the Exhibits attached hereto, and written information provided by the Company or its counsel; and (vii) the Investor has reviewed and understood the Company’s Exchange Act Documents; (viii) the Investor has read and understands the risk factors of Weifang Shengtai Pharmaceutical Co., Ltd. (in Exhibit F hereto) and has considered those and other risks in deciding to purchase the Securities and (ix) the Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Investor understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations of the Investor, including the bona fide nature of the Investor’s investment intent, as contained herein. The Investor acknowledges and agrees that a restrictive legend will be included on the Securities as follows:

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHETICATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN ACCORDANCE WITH AN EXEMPTION THEREFROM, IF AVAILABLE, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY AN OPINION OF COUNSEL FOR THE TRANSFEROR REASONABLY SATISFACTORY TO THE COMPANY, PROVIDED THAT NO SUCH OPINION OR ANY CONSENT BY THE COMPANY SHALL BE REQUIRED FOR PLEDGE OF THE SECURITIES PURSUANT TO A BONA FIDE MARGIN OR FINANCING ARRANGEMENT.

6.2 The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

6.3 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

6.4 Investor will not, prior to the effectiveness of the Registration Statement, directly or indirectly, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition") the Securities in violation of the Securities Act. The Investor has not, during the 15 days prior to the date of this Agreement, directly or indirectly, traded in the Securities or established any hedge or other position in the Securities that is outstanding on the Closing Date and that is designed to or expected to lead to or result in a Disposition by the Investor or any other person or entity, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Securities by the Investor or any other person or entity in violation of the Securities Act. For purposes of the preceding sentence, “hedging or other transactions” would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Securities of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

6.5 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

6.6 The Investor represents to the Company that, at all time during the Offering, the Investor has maintained in confidence all material non-public information relating to the Company received by the Investor from the Company or the Placement Agents, and covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Offering and the Corporate Presentation received by the Investor from the Company or the Placement Agents until such information (a) is disclosed by the Company pursuant to Section 10 below or otherwise, (b) becomes generally publicly available other than through a violation of this provision by the Investor or its agents, or (c) is required to be disclosed in legal, regulatory or administrative proceedings or similar process; provided, however, that before making any disclosure in reliance on this Section 6.6, the Investor will give the Company at least fifteen (15) days prior written notice ( or such shorter period as may be required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished.

6.7 The Investor acknowledges that it has independently evaluated the merits of the transaction contemplated by this Agreement, that it has independently determined to enter into the transaction contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Securities hereunder. The Investor acknowledges that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

6.8 The Investor agrees to comply with the requirements of Regulation M, if applicable, with respect to the sale of the Securities by the Investor. The Investor hereby confirms its understanding that it may not cover short sales made prior to the effective date of the Registration Statement with Securities registered for resale thereon. The Investor acknowledges that it does not intend to cover short positions made by it before the effective date with Securities held by it and registered on the Registration Statement.

7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

8. Registration of the Securities; Compliance with the Securities Act.

8.1 Registration Requirement. The Company shall file a Registration Statement on
Form S-1 (or any other applicable form to this offering) (the “Initial Registration Statement”) within 45 days of the Closing of this transaction covering 100% of the Common Stock purchased and the Common Stock underlying the Warrants with the SEC (the “Registrable Securities”). If the Initial Registration Statement is not filed within 45 days of the Closing Date (the “Relevant Filing Date”), damages shall be paid to each Investor in cash in an amount equal to 1.0% of the purchase amount subscribed for by such the Investor. Such 1.0% damage amount shall e paid each month (or part thereof) after the Relevant Filing Date and before the date of the Initial Registration Statement is filed. Such 1.0% damage amount shall be paid on the first business day after the Relevant Filing Date and on each monthly anniversary of said date until the Initial Registration Statement is filed.

If the Initial Registration Statement is not declared effective within 200 days of the Closing date (the “Relevant Effective Date”), the Company shall pay liquidated damages to the Investors. Such damages shall be paid in cash to each Investor in the amount equal to 0.50% of the purchase amount subscribed for by such Investor. Such 0.5% damage amount shall be paid each month (or part thereof) after the Relevant Effective Date and before the date the Initial Registration Statement is declared effective. Such 0.5% damage amount shall be paid on the first business day after the Relevant Effective Date and on each monthly anniversary of said date (applied on a daily pro-rata basis) until the Initial Registration Statement is declared effective, provided, however, that the Company shall not have any obligation to pay liquidated damages pursuant to this provision for any delay arising from (i) issues raised by the SEC relating to Rule 415 of the Securities Act, as amended, or to the structure of the sale and resale of the Securities, (ii) information required from person or entities other than the Company or its subsidiary, or (iii) issues resulting from or relating to acts or omissions of persons or entities other than the Company or its subsidiary. Such liquidated damages (including any damages under Section 8.8(f)) shall be capped at 10% of the principal amount subscribed for by the Investors (the “Registration Damages Cap”).

If necessary, the Company shall file subsequent Registration Statements until all of the Registrable Securities have been registered for resale (each a “Subsequent Registration Statement”). The Subsequent Registration Statements will be filed at the earliest date permissible under then current SEC guidance, which is at least 180 days from the effective date of the last Registration Statement (each such date referred to as “Subsequent Relevant Filing Date”). Each Investor’s Registrable Securities in this transaction will participate in the subsequent registrations on a pro rata basis. If any Subsequent Registration Statement is not filed on time, liquidated damages equal to the amount of 1.0% of the purchase amount of the remaining unregistered Registrable Securities shall be paid pro-rata in cash to the Investors on the first business day after the Subsequent Relevant Filing Date, and on each monthly anniversary of said date (applied on a daily pro rata basis) until the Subsequent Registration Statement is filed, provided, however, that the Company shall not have any obligation to pay liquidated damages pursuant to this provision for any delay arising from (i) issues raised by the SEC relating to Rule 415 of the Securities Act, as amended, or to the structure of the sale and resale of the Registrable Securities, (ii) information required from person or entities other than the Company or its subsidiary, or (iii) issues resulting from or relating to acts or omissions of persons or entities other than the Company or its subsidiary. Such liquidated damages shall be subject to and included in the Registration Damages Cap.

If the Subsequent Registration Statement is not declared effective within 200 days of the Subsequent Relevant Filing Date (each referred to as the “Subsequent Relevant Effective Date”), liquidated damages shall be paid in cash pro-rata to Investors holding unregistered Registrable Securities in the amount equal to 0.50% of the purchase amount of the remaining unregistered Registrable Securities subscribed for by the Investors per month (applied on a daily pro rata basis) after the Subsequent Relevant Effective Date to be paid on the first business day after the Subsequent Relevant Effective Date and on each monthly anniversary of said date until the Registration Statement is declared effective, provided, however, that the Company shall not have any obligation to pay liquidated damages pursuant to this provision for any delay arising from (i) issues raised by the SEC relating to Rule 415 of the Securities Act, as amended, or to the structure of the sale and resale of the Securities, (ii) information required from person or entities other than the Company or its subsidiary, or (iii) issues resulting from or relating to acts or omissions of persons or entities other than the Company or its subsidiary. Such liquidated damages shall be subject to and included in the Registration Damages Cap.

8.2 Rule 415; Cutback. Notwithstanding the registration obligations set forth in Section 8.1, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC on Form S-1 or such other form available to register for resale the Registrable Securities.   In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by SEC or staff guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

8.3 Limitation to Registration Requirement. The Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 8 or any subsection thereof (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, or (ii) during any period in which the Company suspends the rights of an Investor after giving the Investor a Suspension Notice (defined below) pursuant to Section 8.8 hereof.

8.4 Expenses of Registration. Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to the Agreements. All underwriting discounts, selling commissions and expense allowances applicable to the sale by the Investor of Registrable Securities and all fees and disbursements of counsel for the Investor shall be borne by the Investor.

8.5 Registration Procedures. The Company shall:

(a)  Subject to the prompt receipt of necessary information from the Investors, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by the Registration Statement;

(b)  Respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

(c)  Notify the Investor as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(d)  Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Investor may reasonably request, together with a copy of a letter from the Company substantially in the form attached hereto as Exhibit C;

(e)  Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(f)  Use its reasonable best efforts to comply with all applicable rules and regulations of the U.S. federal and state securities laws applicable to the Registration Statement; and

(g)  Take such action, consistent with Section 11 below, as is necessary to cause the Company’s transfer agent promptly after the effective date of the Registration Statement, to effect the removal of the legend set forth in Section 6.1 above.

8.6 Statement of Beneficial Ownership. The Company may require the Investor to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Investor and the controlling person thereof and any other such information regarding the Investor, the Registrable Securities held by the Investor and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Investor’s Registrable Securities. The Investor hereby understands and agrees that the Company may, in its sole discretion, exclude the Investor’s shares of Common Stock from the Registration Statement in the event that the Investor fails to provide such information requested by the Company within the time period reasonably specified by the Company.

8.7 Compliance. The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to such Investor in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

8.8 Transfer of Securities After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter made available to or, if required, delivered to purchasers of the Securities being sold thereunder in accordance with the Securities Act, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) to the extent required under the Securities Act, provide the Investor copies of any documents filed pursuant to Section 8.8(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 8.8(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of notice from the Company that a supplemented or amended Prospectus has been prepared and filed by the Company with the SEC and is available electronically, or, if required in accordance with the Securities Act, until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(d) Provided that a Suspension is not then in effect, the Investor may sell Securities under the Registration Statement. Upon receipt of a request therefor, the Company has agreed, if required under applicable law, to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

(e) In the event of a sale of Registrable Securities by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a certificate of subsequent sale substantially in the form included in Exhibit C attached hereto, so that the Registrable Securities may be properly transferred.

(f)  on any day after the Relevant Effective Date or the Subsequent Relevant Effective Date (as the case may be), sales of all of the Registrable Securities required to be included in the Initial Registration Statement or Subsequent Registration Statement, as applicable, cannot be made, other than during any period in which the Company is diligently pursuing the effectiveness under the 1933 Act of any amendment to such Registration Statement or Subsequent Registration Statement (including, without limitation, because of a failure to (a) keep such Registration Statement or Subsequent Registration Statement effective or (b) disclose such information as is necessary for sales to be made pursuant to such Registration Statement or Subsequent Registration Statement, as applicable (a "Maintenance Failure");

then, as the sole and exclusive relief to any Investor by reason of any such delay in or reduction of its ability to sell the Registrable Securities, the Company shall pay to each holder of Registrable Securities required under this Agreement to be, or remain (as applicable), registered under such Initial Registration Statement, or Subsequent Registration Statement, as applicable (the “Subject Securities”), an amount in cash,

(A) equal to one half of one percent (0.5%) of the aggregate Purchase Price (as such term is defined above) of such Investor's Subject Securities that corresponds to the number of such Investor’s Subject Securities permitted to be registered by the SEC in such Registration Statement pursuant to Rule 415, such 0.5% amount payable on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) after the occurrence of any Maintenance Failure if such Maintenance Failure has not been cured on or before the ninetieth (90th) day after such Maintenance Failure, and

(B)  equal to one percent (1.0%) of the aggregate Purchase Price of such Investor's Subject Securities that corresponds to the number of such Investor’s Subject Securities permitted to be registered by the SEC in such Registration Statement pursuant to Rule 415, such 1.0% amount payable on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) starting with the ninety-first (91st) day after the occurrence of a Maintenance Failure until such Maintenance Failure is cured.

The payments to which a holder shall be entitled pursuant to this Section 8.8(f) are referred to herein as "Registration Delay Payments." In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

Notwithstanding anything herein to the contrary, (i) in no event shall the aggregate amount of Registration Delay Payments payable to any Investor exceed, in the aggregate, the limits set out in Section 8.1 above , (ii) in no case shall Registration Delay Payments be payable from and after the date the Registrable Securities are eligible for sale pursuant to Rule 144(k) under the 1933 Act, and (iii) the Company shall have no obligation to pay any such Registration Delay Payments to the Investor during an Maintenance Failure for any delay substantially due to information required from the Investor not being provided or being inaccurate or incomplete. For the avoidance of doubt, any right to receive such Registration Delay Payments shall be the Investor’s sole and exclusive remedy at law or in equity for a Maintenance Failure.

8.9 Indemnification. For the purpose of this Section 8.9:

(i) the term “Selling Holder” shall include the Investor and any affiliate of such Investor;

(ii) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, together with any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8.5; and

(iii) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a) The Company agrees to indemnify and hold harmless each Selling Holder from and against any losses, claims, damages or liabilities to which such Selling Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any material breach of the representations or warranties of the Company contained herein or failure to comply materially with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any material undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Holder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Holder specifically for use in preparation of the Registration Statement or the failure of such Selling Holder to comply with its covenants and agreements contained in Section 8.8 hereof respecting sale of the Securities or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus prior to the time of any sale giving rise to the obligations to indemnify. The Company shall reimburse each Selling Holder for the amounts provided for herein on demand as such expenses are incurred.

(b) The Investor agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 8.8 hereof respecting sale of the Securities, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Investor’s obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Securities.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.9, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 8.9 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 8.9. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 8.9 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, on the other hand in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Investors on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and Other Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to such Investor’s sale of Securities to which such loss relates and shall not be joint with any Other Investors.

(e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8.9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8.9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 8.9, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8.9 and further agree not to attempt to assert any such defense.

8.10 Termination of Conditions and Obligations. The conditions precedent imposed by Section 6 or this Section 8 upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities when such Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Securities or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.11 Information Available. So long as the Registration Statement is effective covering the resale of Securities owned by the Investor, the Company will furnish or otherwise make available to the Investor:

(a) as soon as practicable after it is available, one copy (excluding exhibits) of its Annual Report on Form 10-K, which Annual Report on Form 10-K shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants;

(b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 8.11 as filed with the SEC and all other information that is made available to stockholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and, upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Securities and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

9. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Securities purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

10.  Public Statements.  The Company shall, on or before 8:30 a.m., New York time, on the first Business Day following execution of the Agreements, issue a press release disclosing all material terms of the Offering, including the financial projections contained in the Corporate Presentation.  Within four (4) Business Days after the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the Offering and including as exhibits to the 8-K Filing this Agreement in the form required by the Exchange Act.  Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the Offering. The Company shall not include the name of any Investor in any press release without the prior written consent of such Investor.

11. Removal of Legends. Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 6.1 above) (i) while the Registration Statement covering the resale of the Securities is effective under the Securities Act; (ii) if such Securities are sold pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company); (iii) if such Securities are eligible for resale under Rule 144(k); or (iv) if such legend is not otherwise required under applicable requirements of the Securities Act. After the effective date of the Registration Statement or at such earlier time as a legend is no longer required for the Securities, the Company shall, no later than five business days following the delivery by an Investor to the Company or the Company’s transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the re-issuance and/or transfer), take all action as is necessary for a certificate representing such Securities to be delivered to such Investor that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the transfer agent with respect to such matters on the effective date. Any fees incurred by the transfer agent, counsel to the Company or otherwise associated with the issuance of such opinion, the removal of the legend, and the re-issuance of the certificates representing the Securities shall be borne by the Company. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 11 with respect to the Securities.

12. Notices. All notices, requests, consents and other communications hereunder shall be in writing, and shall be deemed given (i) if deposited in the U.S. mail, on the business day actually received, (ii) if delivered by overnight courier, on the next business day after delivery to such courier, (iii) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Shengtai Holding Inc.
c/o Weifang Shengtai Pharmaceutical Co., Ltd.
Hi-Tech Industrial Park of Changle County,
Shandong Province,
People’s Republic of China 262400
Attn: Mr. Qingtai Liu
Phone: +1-86-536-6281018, 6289669
Fax: +1-86-536-6289982

(b) with a copy to:

Guzov Ofsink LLC
600 Madison Avenue, 14th Floor
New York, NY 10022
Fax: (212) 688 7273
Attn: Darren Ofsink, Esq.

(c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

13. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

14. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

15. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

ANNEX II

WEST COAST CAR COMPANY

INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	West Coast Car Company c/o Weifang Shengtai Pharmaceutical Co., Ltd. Hi-Tech Industrial Park of Changle County, Shandong Province, People’s Republic of China 262400 Attn: Mr. Qingtai Liu

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, $0.001 par value per share (the “Securities), of West Coast Car Company (“WCSC”). The Securities are being offered and sold by WCSC without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D and Regulation S promulgated thereunder and in reliance on similar exemptions under applicable state laws. WCSC must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure WCSC that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing WCSC to provide a completed copy of this Questionnaire to such parties as WCSC deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name: ____________________________________________________________________________________

Business Address: __________________________________________________________________________
(Number and Street)

_________________________________________________________________________________________
(City)            (State)            (Zip Code)

Telephone Number: (___) _____________________________________________________________________

Residence Address: __________________________________________________________________________
(Number and Street)

_________________________________________________________________________________________
(City)            (State)            (Zip Code)

Telephone Number: (___) _____________________________________________________________________

If an individual:

Age: ____________ Citizenship: ____________ Where registered to vote: _______________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: ____________________________________________________________________

State of formation: _______________ Date of formation: _______________

Social Security or Taxpayer Identification No. ________________________________________

Send all correspondence to (check one): ______________ Residence Address ____________ Business Address

Current ownership of securities of CPSL: __________ shares of common stock, $0.001 value per share (the “Common Stock”); ___________ options to purchase __________ shares of Common Stock

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

1 As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

____ (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.	FOR NON-U.S. PERSONS ACQUIRING IN RELIANCE UPON REGULATION S ONLY. PLEASE CHECK ALL BOXES THAT APPLY.

1.	The undersigned has checked the following box as appropriate:

☐	The undersigned is an “accredited investor” (as defined above in Part B).

☐	The undersigned is not an accredited investor.

2.	☐ The undersigned is not a “U.S. person” as defined in Rule 902 of Regulation S under the Act. Specifically, the undersigned is not:

•	A natural person resident in the United States;

•	A partnership or corporation organized or incorporated under the laws of the United States;

•	An estate of which any executor or administrator is a U.S. person;

•	A trust of which any trustee is a U.S. person;

•	An agency or branch of a foreign entity located in the United States;

•	A non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•	A discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

•	A partnership or corporation if:

Organized or incorporated under the laws of any foreign jurisdiction; and

Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

3.	☐ The Securities were not offered to the undersigned in the United States.

4.
☐           The undersigned was physically outside the United States when the agreement to acquire the Securities was made. No documents relating to the acquisition of the Securities were executed by the undersigned in the United States.

5.	☐ The undersigned acknowledges that the Securities were not offered by means of any general solicitation or advertising.

6.	☐ The undersigned is purchasing the Securities for its own account for investment and not on behalf of or for the benefit of any U.S. person.

7.
☐           The undersigned has not prearranged the sale of the Securities to any buyer in the United States and has no present plan or intention to engage in a distribution of the Securities in the United States.

8.
☐           The undersigned agrees that, prior to the expiration of a period commencing on the closing of the Stock Purchase Agreement and ending one-year thereafter (the “Restricted Period”), no offers and sales of the Securities shall be made to U.S. persons or for the account or benefit of U.S. persons except in compliance with U.S. federal and state securities laws.

9.	☐ If the undersigned is a distributor or dealer with respect to the Offering, the undersigned acknowledges and agrees that it is subject to the same restrictions as each other Investor.

10.
☐           The undersigned has not engaged in and is not aware of any other person having engaged in any “directed selling efforts,” as that term is defined in Rule 902 of Regulation S, in connection with the acquisition of the Securities.

11.
☐           The undersigned will not make any sale, transfer or other disposition of the Securities in violation of the Act, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder.

Note: Each equity owner must submit an individual investor questionnaire.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of____________, 2007, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

EXHIBIT A

INSTRUCTIONS TO TRANSFER MAKE GOOD SHARES

Pursuant to Section 5.1 of the Stock Purchase Agreement, dated as of May [           ], 2007, among West Coast Car Company (the “Company”) and the Investors named therein, the Company hereby instructs [  ], as the Company’s share registrar and transfer agent, as follows:

These instructions are made pursuant to Section 5.1 [(a)] [(b)] [insert applicable section reference] of the Stock Purchase Agreement, dated May _____, 2007.

The Company hereby certifies that the condition for transfer of the Make Good Shares as set forth such Section 5.1 [(a)] [(b)] [insert applicable section reference] [has] [has not] been satisfied as evidenced in the Company’s audited financial statements for the fiscal year ended June 31, 200[7] [8] [insert applicable year] and filed with the U.S. Securities Exchange Commission in the Company’s Annual Report on Form 10-K for such fiscal year on [insert date of SEC filing].

Make Good Shares should be transferred from escrow to the Investors pro-rata [insert as appropriate] as set forth below:

Amount of Make Good Shares
to be transferred:  ________________________________

Transferor:  ________________________________

Transferees: [Include names of all Investors]

Name:   ________________________________

Address:          ________________________________

City/State:       ________________________________

Zip:                   ________________________________

Number of Shares:         ________________________________

WEST COAST CAR COMPANY

Date: _________________	By:
Name:
Title:

EXHIBIT B

LIMITED STANDSTILL AGREEMENT

This AGREEMENT (the “Agreement”) is made as of the ___ day of May, 2007, by the signatories hereto (each a “Holder”), in connection with their respective ownership of shares of West Coast Car Company, a Delaware corporation (the “Company”). Terms not otherwise defined herein are defined in the Stock Purchase Agreement among the Company and the Investors named therein; dated as of May __, 2007 (the “Stock Purchase Agreement”).

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1. General.

(a) Holder is a director or executive officer of the Company and the beneficial owner of the amount of shares of the Common Stock, $0.001 par value, of the Company (“Common Stock”) and rights to purchase Common Stock as designated on the signature page hereto (collectively, the “Shares”).

(b) Holder acknowledges that the Company has entered into or will enter into an agreement with each Investor (a “Stock Purchase Agreement”) for the sale to the Investors of an aggregate of at least $15,000,000 but no more than $17,500,000 principal amount of Common Stock (the “Offering”). Holder understands that, as a condition to Closing, the Investors have required, and the Company has agreed to obtain, an agreement from the Holder to refrain from selling any securities of the Company in accordance with the terms and conditions set forth herein.

2. Share Restriction.

(a) Holder hereby agrees that during the period commencing on the Closing Date under the Stock Purchase Agreement, continuing through the effective date of the Registration Statement filed pursuant to Section 8 of the Stock Purchase Agreement and ending on the date that is twelve (12) months thereafter (the “Restriction Period”), the Holder will not offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, sell short, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Shares or enter into any swap or other arrangement that transfers any economic consequences of ownership of Shares other than any transfer of Make Good Shares to an Investor and a transfer of 600,000 shares to Chinamerica Fund L.P. on Closing Date; provided, however, that 20% of the Holder’s Shares shall be released from and no longer subject to the foregoing restrictions after ninety (90) calendar days following the effective date of such Registration Statement, and further, provided, that such 20% may, at Holder’s option, be registered for resale under the Securities Act of 1933, as amended, on the Registration Statement to be filed pursuant to Section 8 of the Stock Purchase Agreement. The foregoing sentence shall not apply with respect to an offer made to all shareholders of the Company in connection with any merger, consolidation or similar transaction involving the Company. Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of Shares held by Holder in violation of this Agreement.

(b) Any subsequent issuance to and/or acquisition of Common Stock or the right to acquire Common Stock by Holder will be subject to the provisions of this Agreement; provided, however, that the Restriction Period shall not be extended hereby with respect thereto.

(c) Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3. Miscellaneous.

(a) At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Investors to carry out the intent and purposes of this Agreement. The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

(b) This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply. Any proceeding brought to enforce this Agreement may be brought exclusively in courts sitting in New York County, New York.

(c) This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof. This Agreement shall be binding upon Holder, its legal representatives, successors, heirs and assigns.

(d) This Agreement may be signed in counterpart and delivered by facsimile or electronic transmission and such facsimile or electronic transmission signed and delivered shall be enforceable.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

(Signature of Holder)

(Print name of Holder)

Number of shares of Common Stock Beneficially Owned

Number of options, warrants or other rights to acquire Common Stock

COMPANY:

WEST COAST CAR COMPANY

By:
Name: Qingtai Liu
Title: President and Chief Executive Officer

EXHIBIT C

WEST COAST CAR COMPANY

___________________, 2007

Re: West Coast Car Company.; Registration Statement on Form S-1

Dear Investor:

Please be advised that the Company’s Registration Statement on Form S-1 (Registration No. 333- ) (the “Registration Statement”) relating to the resale of your shares of common stock, $0.001 par value (the “Securities”), of the Company has been declared effective by the Securities and Exchange Commission and the prospectus dated ______________, 2007 (the “Prospectus”) is now available for use in connection therewith. As an Investor under the Registration Statement, you may have an obligation to deliver a copy of the Prospectus to each purchaser of your Securities, either directly or through the broker-dealer who executes the sale of your Securities.

The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Securities which are included in the Prospectus under the Registration Statement. Upon a sale of any Securities under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, Corporate Stock Transfer, Inc. (1) your restricted stock certificate(s) representing the Securities, (2) instructions for transfer of the Securities sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit 1 attached hereto (the “Representation Letter”). The Representation Letter confirms that the Securities have been sold pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale was made in accordance with all applicable securities laws, including any applicable prospectus delivery requirements.

Please note that you are under no obligation to sell your Securities during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Securities must be carried out in the manner set forth under the caption “Plan of Distribution” in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. You should consult with your own legal advisor(s) on an ongoing basis to ensure your compliance with the relevant securities laws and regulations.

1

In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Securities by you, including the number of Securities being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the prospectus in order to update the information set forth under the caption “Plan of Distribution” in the Prospectus.

Should you need any copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at West Coast Car Company c/o Weifang Shengtai Pharmaceutical Co., Ltd., Hi-Tech Industrial Park of Changle County, Shandong Province, People’s Republic of China 262400 Attn: Mr. Qingtai Liu. Thank you.

Sincerely,

WEST COAST CAR COMPANY

By:
Qingtai Liu, President and CEO

2

Exhibit 1

CERTIFICATE OF SUBSEQUENT SALE

Name and Address of Transfer Agent

RE:	Sale of Shares of Common Stock of West Coast Car Company (the “Company”) pursuant to the Company’s Prospectus dated _____________, 2007 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Investors in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, applicable Prospectus delivery requirements of the Securities Act of 1933, as amended.

Investor (the beneficial owner): _______________________________________________________

Record Holder (e.g., if held in name of nominee): ___________________________________________

Restricted Stock Certificate No.(s): _______________________________________________________

Number of Shares Sold: _______________________________________________________________

Date of Sale: ______________________________________________________________________

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated:	By:

Print Name:

Title:

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EXHIBIT D

Capitalization Table

Pre-Money Valuation: US$20.25 million
Post-Money Valuation (in the event US$15 million is raised *): US$35.25 million
Post-Money Valuation (in the event US$17.5 million is raised **): US$37.75 million

Name of Shareholder	No. of Shares *	Percentage *	No. of Shares **	Percentage **
Qingtai Liu	7,840,600	44.49%	7,840,600	41.54%

Investors	7,500,000	42.55%	8,750,000	46.36%

Others	2,284,400	12.96%	2,284,400	12.10%

Total	17,625,000	100%	18,875,000	100%

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EXHIBIT E

Financials of Weifang Shengtai Pharmaceutical Co., Ltd.

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EXHIBIT F

Weifang Shengtai Pharmaceutical Co., Ltd’s Risk Factors

For the purposes of this Exhibit F, references to “we” and “our” refer to Weifang Shengtai Pharmaceutical Co. Ltd.

Risks related to doing business in the People’s Republic of China

Our business operations take place primarily in the People’s Republic of China (“PRC”). Because Chinese laws, regulations and policies are continually changing, our Chinese operations will face several risks summarized below.

Laws and Regulations

Our offices and manufacturing plants are located in the PRC and the production, sale and distribution of your products are subject to Chinese rules and regulations.

The PRC only recently has permitted provincial and local economic autonomy and private economic activities. Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership.

Our ability to operate in the PRC may be harmed by changes in its laws and regulations, including those relating to taxation, import and export tariffs, environmental regulations, land use rights, property and other matters.

Also, we are a state-licensed corporation and production and manufacturing facility and subject to Chinese regulation and environmental laws. The Chinese government has been active in regulating the pharmaceutical and medicinal goods industry. Our business and products are subject to government regulations mandating the use of good manufacturing practices. Changes in such laws or regulations in the PRC, or other countries we sell into, that govern or apply to our operations could have a materially adverse effect on our business. For example, the law could change so as to prohibit the use of certain chemical agents in our products. If such chemical agents are found in our products, then such a change would reduce our productivity of that product.

If we were to lose our state-licensed status, we would no longer be able to manufacture our products in the PRC, which is our sole operation.

Economic Reforms

Although the Chinese government owns the majority of productive assets in the PRC, in the past several years the government has implemented economic reform measures that emphasize decentralization and encourage private economic activity.

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Because these economic reform measures may be inconsistent or ineffectual, there are no assurances that:

-	We will be able to capitalize on economic reforms;

-	The Chinese government will continue its pursuit of economic reform policies;

-	The economic policies, even if pursued, will be successful;

-	Economic policies will not be significantly altered from time to time; and

-	Business operations in the PRC will not become subject to the risk of nationalization.

Since 1979, the Chinese government has reformed its economic systems. Because many reforms are unprecedented or experimental, they are expected to be refined and improved. Other political, economic and social factors, such as political changes, changes in the rates of economic growth, unemployment or inflation, or in the disparities in per capita wealth between regions within the PRC, could lead to further readjustment of the reform measures. This refining and readjustment process may negatively affect our operations.

Over the last few years, the PRC's economy has registered a high growth rate. During the past ten years, the rate of inflation in the PRC has been as high as 20.7% and as low as -2.2%. Recently, there have been indications that rates of inflation have increased. In response, the Chinese government recently has taken measures to curb this excessively expansive economy. These corrective measures were designed to restrict the availability of credit or regulate growth and contain inflation. These measures have included devaluations of the Chinese currency, the Renminbi (RMB), restrictions on the availability of domestic credit, reducing the purchasing capability of certain of its customers, and limited re-centralization of the approval process for purchases of some foreign products. These austerity measures alone may not succeed in slowing down the economy's excessive expansion or control inflation, and may result in severe dislocations in the Chinese economy. The Chinese government may adopt additional measures to further combat inflation, including the establishment of freezes or restraints on certain projects or markets.

While inflation has been more moderate since 1995, high inflation may in the future cause Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China, and thereby harm the market for our products. Future inflation in China may inhibit our activity to conduct business in China.

To date reforms to the PRC's economic system have not adversely impacted our operations and are not expected to adversely impact operations in the foreseeable future; however, there can be no assurance that the reforms to the PRC's economic system will continue or that we will not be adversely affected by changes in the PRC's political, economic, and social conditions and by changes in policies of the Chinese government, such as changes in laws and regulations, measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and remittance abroad, and reduction in tariff protection and other import restrictions.

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Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in the PRC or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties or businesses.

Limitations on Chinese economic market reforms may discourage foreign investment in Chinese businesses. The value of investments in Chinese businesses could be adversely affected by political, economic and social uncertainties in the PRC. The economic reforms in the PRC in recent years are regarded by the PRC's central government as a way to introduce economic market forces into the PRC. Given the overriding desire of the central government leadership to maintain stability in the PRC amid rapid social and economic changes in the country, the economic market reforms of recent years could be slowed, or even reversed.

Any change in policy by the Chinese government could adversely affect investments in Chinese businesses. Changes in policy could result in imposition of restrictions on currency conversion, imports or the source of suppliers, as well as new laws affecting joint ventures and foreign-owned enterprises doing business in the PRC. Although the PRC has been pursuing economic reforms for the past two decades, events such as a change in leadership or social disruptions that may occur upon the proposed privatization of certain state-owned industries could significantly affect the government's ability to continue with its reform.

We face economic risks in doing business in the PRC. As a developing nation, the PRC's economy is more volatile than that of developed Western industrial economies. It differs significantly from that of the U.S. or a Western European Country in such respects as structure, level of development, capital reinvestment, resource allocation and self-sufficiency. Only in recent years has the Chinese economy moved from what had been a command economy through the 1970s to one that during the 1990s encouraged substantial private economic activity. In 1993, the Constitution of the PRC was amended to reinforce such economic reforms. The trends of the 1990s indicate that future policies of the Chinese government will emphasize greater utilization of market forces. The PRC government has confirmed that economic development will follow the model of a market economy. For example, in 1999 the Government announced plans to amend the Chinese Constitution to recognize private property, although private business will officially remain subordinated to the state-owned companies, which are the mainstay of the Chinese economy. However, there can be no assurance that, under some circumstances, the government's pursuit of economic reforms will not be restrained or curtailed. Actions by the central government of the PRC could have a significant adverse effect on economic conditions in the country as a whole and on the economic prospects for our Chinese operations. Economic reforms could either benefit or damage our operations and profitability. Some of the things that could have this effect are: i) level of government involvement in the economy; ii) control of foreign exchange; methods of allocating resources; iv) international trade restrictions; and v) international conflict.

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Under the present direction, we believe that the PRC will continue to strengthen its economic and trading relationships with foreign countries and business development in the PRC will follow market forces. While we believe that this trend will continue, there can be no assurance that this will be the case. A change in policies by the PRC government could adversely affect our interests by, among other factors: changes in laws, regulations or the interpretation thereof, confiscatory taxation, restrictions on currency conversion, imports or sources of supplies, or the expropriation or nationalization of private enterprises. Although the PRC government has been pursuing economic reform policies for more than two decades, there is no assurance that the government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting the PRC's political, economic and social life.

Legal and Judicial System

The Chinese legal and judicial system may negatively impact foreign investors. In 1982, the National People's Congress amended the Constitution of China to authorize foreign investment and guarantee the "lawful rights and interests" of foreign investors in the PRC. However, the PRC's system of laws is not yet comprehensive. The legal and judicial systems in the PRC are still rudimentary, and enforcement of existing laws is inconsistent. Many judges in the PRC lack the depth of legal training and experience that would be expected of a judge in a more developed country. Because the Chinese judiciary is relatively inexperienced in enforcing the laws that do exist, anticipation of judicial decision-making is more uncertain than would be expected in a more developed country. It may be impossible to obtain swift and equitable enforcement of laws that do exist, or to obtain enforcement of the judgment of one court by a court of another jurisdiction. The PRC's legal system is based on written statutes; a decision by one judge does not set a legal precedent that is required to be followed by judges in other cases. In addition, the interpretation of Chinese laws may be varied to reflect domestic political changes.

The promulgation of new laws, changes to existing laws and the pre-emption of local regulations by national laws may adversely affect foreign investors. However, the trend of legislation over the last 20 years has significantly enhanced the protection of foreign investment and allowed for more control by foreign parties of their investments in Chinese enterprises. There can be no assurance that a change in leadership, social or political disruption, or unforeseen circumstances affecting the PRC's political, economic or social life, will not affect the Chinese government's ability to continue to support and pursue these reforms. Such a shift could have a material adverse effect on our business and prospects.

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The practical effect of the PRC legal system on our business operations in the PRC can be viewed from two separate but intertwined considerations. First, as a matter of substantive law, the Foreign Invested Enterprise laws provide significant protection from government interference. In addition, these laws guarantee the full enjoyment of the benefits of corporate Articles and contracts to Foreign Invested Enterprise participants. These laws, however, do impose standards concerning corporate formation and governance, which are not qualitatively different from the general corporation laws of the several states. Similarly, the PRC accounting laws mandate accounting practices, which are not consistent with U.S. Generally Accepted Accounting Principles. PRC’s accounting laws require that an annual "statutory audit" be performed in accordance with PRC accounting standards and that the books of account of Foreign Invested Enterprises are maintained in accordance with Chinese accounting laws. Article 14 of the People's Republic of China Wholly Foreign-Owned Enterprise Law requires a Wholly Foreign-Owned Enterprise to submit certain periodic fiscal reports and statements to designated financial and tax authorities, at the risk of business license revocation. Second, while the enforcement of substantive rights may appear less clear than United States procedures, the Foreign Invested Enterprises and Wholly Foreign- Owned Enterprises are Chinese registered companies, which enjoy the same status as other Chinese registered companies in business-to-business dispute resolution.

Since our Articles of Association do not provide for the resolution of disputes business, the parties are free to proceed to either the Chinese courts or if they are in agreement, to arbitration.

Any award rendered by an arbitration tribunal is enforceable in accordance with the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards (1958). Therefore, as a practical matter, although no assurances can be given, the Chinese legal infrastructure, while different in operation from its United States counterpart, should not present any significant impediment to the operation of Foreign Invested Enterprises.

The Chinese legal system is a civil law system based on written statutes. Unlike common law systems, it is a system in which precedents set in earlier legal cases are not generally used. The overall effect of legislation enacted over the past 20 years has been to enhance the protections afforded to foreign invested enterprises in China. However, these laws, regulations and legal requirements are relatively recent and are evolving rapidly, and their interpretation and enforcement involve uncertainties. These uncertainties could limit the legal protections available to foreign investors, such as the right of foreign invested enterprises to hold licenses and permits such as requisite business licenses.

In addition, our executive officers and our directors, most notably, Mr. Qingtai Liu, are residents of the PRC and not of the United States, and substantially all the assets of these persons are located outside the United States. As a result, it could be difficult for investors to affect service of process in the United States, or to enforce a judgment obtained in the United States against us or any of these persons.

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The PRC laws and regulations governing our current business operations are sometimes vague and uncertain. There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including but not limited to the laws and regulations governing our business, or the enforcement and performance of our arrangements with customers in the event of the imposition of statutory liens, death, bankruptcy and criminal proceedings. These laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness of newly enacted laws, regulations or amendments may be delayed, resulting in detrimental reliance by foreign investors. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our business.

Foreign Currency

The majority of our revenues will be settled in Renminbi and U.S. Dollars, and any future restrictions on currency exchanges may limit our ability to use revenue generated in Renminbi to fund any future business activities outside the PRC or to make payments in U.S. dollars. Although the Chinese government introduced regulations in 1996 to allow greater convertibility of the Renminbi for current account transactions, significant restrictions still remain, including primarily the restriction that foreign-invested enterprises may only buy, sell or remit foreign currencies after providing valid commercial documents, at those banks in the PRC authorized to conduct foreign exchange business.

In addition, conversion of Renminbi for capital account items, including direct investment and loans, is subject to governmental approval in the PRC, and companies are required to open and maintain separate foreign exchange accounts for capital account items. We cannot be certain that the Chinese regulatory authorities will not impose more stringent restrictions on the convertibility of the Renminbi.

The value of our common stock will be affected by the foreign exchange rate between U.S. dollars and Renminbi, and between those currencies and other currencies in which our sales may be denominated. For example, to the extent that we need to convert U.S. dollars into Renminbi for our operational needs and should the Renminbi appreciate against the U.S. dollar at that time, our financial position, the business of the Company, and the price of our common stock may be harmed. Conversely, if we decide to convert our Renminbi into U.S. dollars for the purpose of declaring dividends on our common stock or for other business purposes and the U.S. dollar appreciates against the Renminbi, our earnings will be reduced.

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The PRC government imposes controls on the convertibility of Renminbi ("RMB") into foreign currencies and, in certain cases, the remittance of currency out of the PRC. We receive substantially all of our revenues in RMB, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict our ability to remit sufficient foreign currency to pay dividends, or otherwise satisfy foreign currency dominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where RMB is to be converted into foreign currency and remitted out of the PRC to pay capital expenses, such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currency to satisfy our currency demands, we may not be able to pay certain expenses as they come due.

On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the RMB to the U.S. Dollar. Under the new policy, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy has resulted in an approximately 2.0% appreciation of the RMB against the U.S. Dollar. While the international reaction to the RMB revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the RMB against the U.S. Dollar.

Recent PRC State Administration of Foreign Exchange ("SAFE") Regulations regarding offshore financing activities by PRC residents have undergone a number of changes which may increase the administrative burden we face. The failure by shareholders of foreign holding corporations who are PRC residents to make any required applications and filings pursuant to such regulations may prevent the foreign holding corporation from being able to distribute profits and could expose the foreign holding corporation and its PRC resident shareholders to liability under PRC law.

SAFE issued a public notice ("October Notice") effective from November 1, 2005, which requires registration with SAFE by the PRC resident shareholders of any foreign holding company of a PRC entity. Without registration, the PRC entity cannot remit any of its profits out of the PRC as dividends or otherwise; however, it is uncertain how the October Notice will be interpreted or implemented. In addition, the October Notice requires that any monies remitted to PRC residents outside of the PRC be returned within 180 days; however, there is no indication of what the penalty will be for failure to comply or if shareholder non-compliance will be considered to be a violation of the October Notice by us or otherwise affect us.

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In the event that the proper procedures are not followed under the SAFE October Notice, our holding company could lose the ability to remit monies outside of the PRC and would therefore be unable to pay dividends or make other distributions.

Risks related to our business

We give no assurances that any plans for future expansion will be implemented.

We have a limited operating history and limited historical financial information upon which you may evaluate our performance.

We are in our early stages of development and face risks associated with a new company in a growth industry. We may not successfully address these risks and uncertainties or successfully implement our operating strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of our common stock to the point investors may lose their entire investment. Even if we accomplish these objectives, we may not generate positive cash flows or the profits we anticipate in the future.

Although our revenues have grown rapidly since our inception, we cannot assure you that we will maintain our profitability or that we will not incur net losses in the future. We expect that our operating expenses will increase as we expand. Any significant failure to realize anticipated revenue growth could result in significant operating losses. We will continue to encounter risks and difficulties frequently experienced by companies at a similar stage of development, including our potential failure to:

-	expand our product offerings and maintain the high quality of our products;

-	manage our expanding operations, including the integration of any future acquisitions;

-	obtain sufficient working capital to support our expansion and to fill customers' orders in time;

-	maintain adequate control of our expenses;

-	implement our product development, marketing, sales, and acquisition strategies and adapt and modify them as needed;

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anticipate and adapt to changing conditions in the dextrose monohydrate and glucose products markets in which we operate as well as the impact of any changes in government regulation, mergers and acquisitions involving our competitors, technological developments and other significant competitive and market dynamics.

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If we are not successful in addressing any or all of these risks, our business may be materially and adversely affected.

We will face a lot of competition, some of which may be better capitalized and more experienced than us.

We face competition in the pharmaceutical grade dextrose monohydrate and glucose industries. Although we view ourselves in a favorable position vis-à-vis our competition, some of the other companies that sell into our markets may be more successful than us and/or have more experience and money that we do. This additional experience and money may enable our competitors to produce more cost-effective products and market their products with more success than we are able to, which would decrease our sales. We expect that we will be required to continue to invest in product development and productivity improvements to compete effectively in our markets. However, we cannot give you assurance that we can successfully remain competitive. If our competitors could develop a more efficient product or undertake more aggressive and costly marketing campaigns than us, which may adversely affect our marketing strategies and could have a material adverse effect on our business, results of operations or financial condition.

Our business is largely subject to the uncertain legal environment in the PRC and your legal protection could be limited.

A slowdown or other adverse developments in the PRC economy may materially and adversely affect our customers, demand for our products and our business.

   All of our operations are conducted in the PRC and most of all of our revenues are generated from sales in the PRC. Although the PRC economy has grown significantly in recent years, we cannot assure you that such growth will continue. Also, while we believe the demand for our products are independent of the health of the economy, we do not know how sensitive we are to a slowdown in economic growth or other adverse changes in the PRC economy. A slowdown in overall economic growth, an economic downturn or recession or other adverse economic developments in the PRC may materially reduce the demand for our products and materially and adversely affect our business.

Conversely, our major competitors may be better able than us to successfully endure downturns in our sector. In periods of reduced demand for our products, we can either choose to maintain market share by reducing our selling prices to meet competition or maintain selling prices, which would likely sacrifice market share. Sales and overall profitability would be reduced under either scenario. In addition, we cannot assure you that additional competitors will not enter our existing markets, or that we will be able to compete successfully against existing or new competition.

Inflation in the PRC could negatively affect our profitability and growth.

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While the PRC economy has experienced rapid growth, such growth has been uneven among various sectors of the economy and in different geographical areas of the country. Rapid economic growth can lead to growth in the money supply and rising inflation. If prices for our products rise at a rate that is insufficient to compensate for the rise in the costs of supplies, it may have an adverse effect on profitability. In order to control inflation in the past, the PRC government has imposed controls on bank credits, limits on loans for fixed assets and restrictions on state bank lending. Such an austere policy can lead to a slowing of economic growth. In October 2004, the People's Bank of China, the PRC's central bank, raised interest rates for the first time in nearly a decade and indicated in a statement that the measure was prompted by inflationary concerns in the Chinese economy. Repeated rises in interest rates by the central bank would likely slow economic activity in China which could, in turn, materially increase our costs and also reduce demand for our products.

A renewed outbreak of SARS or another widespread public health problem in the PRC, such as bird flu where all of the Company's revenue is derived, could have an adverse effect on our operations. Our operations may be impacted by a number of health-related factors, including quarantines or closures of some offices that would adversely disrupt our operations.

Any of the foregoing events or other unforeseen consequences of public health problems could adversely affect our operations.

Because our principal assets are located outside of the U.S. and all of our directors and all our officers reside outside of the U.S., it may be difficult for you to enforce your rights based on U.S. Federal Securities Laws against us and our officers and some directors in the U.S. or to enforce a U.S. court judgment against us or them in the PRC.

Further, it is unclear if extradition treaties now in effect between the U.S. and the PRC would permit effective enforcement against us or our officers and directors of criminal penalties under the U.S. Federal securities laws or otherwise.

We may have difficulty establishing adequate management, legal and financial controls in the PRC.

The PRC historically has not adopted a western style of management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems. We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in the PRC. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

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Our inability to fund our capital expenditure requirements may adversely affect our growth and profitability. Our continued growth is dependent upon our ability to raise capital from outside sources. Our ability to obtain financing will depend upon a number of factors, including:

-  our financial condition and results of operations,

-  the condition of the PRC economy and the healthcare sector in the PRC, and

-  conditions in relevant financial markets.

If we are unable to obtain financing, as needed, on a timely basis and on acceptable terms, our financial position, competitive position, growth and profitability may be adversely affected.

We may not be able to effectively control and manage our growth.

If our business and markets grow and develop, it will be necessary for us to finance and manage expansion in an orderly fashion. In addition, we may face challenges in managing expanding product offerings and in integrating acquired businesses with our own. Such eventualities will increase demands on our existing management, workforce and facilities. Failure to satisfy such increased demands could interrupt or adversely affect our operations and cause production backlogs, longer product development time frames and administrative inefficiencies.

We do not have any long-term supply contracts with our raw materials suppliers as the market price for the raw materials has been fairly stable. Any significant fluctuation in price of our raw materials may have a material adverse effect on the manufacturing cost of our products. We are subject to market conditions and although these raw materials are generally available and we have not experienced any raw material shortage in the past, we cannot assure you that the necessary materials will continue to be available to us at prices currently in effect or acceptable to us.

We may have limited options in the short-term for alternative supply if our suppliers fail for any reason, including their business failure or financial difficulties, to continue the supply of materials or components. Moreover, identifying and accessing alternative sources may increase our costs.

Although we are in the corn-producing region in the Shandong province, there is no guarantee that we will not face a shortage of corn because of some natural calamity or other reason. We have also mitigated the risks of a shortage in cornstarch by managing a cornstarch-producing company, Shouguang Shengtai Starch Company, and implemented a vertical integration manufacturing program, which includes building our own cornstarch processing plant. This will not only lower productions costs and improve profit margins, it will also allow Weifang Shengtai to produce higher quality, lower-cost cornstarch. We cannot guarantee such measures will be effective in eradicating all risks attendant to the supply of raw materials. In the event our cost of materials is increased, we may have to raise the prices of our products, making us less competitive price-wise.

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We may not be able to adjust our product prices, especially in the short-term, to recover the costs of any increases in raw materials. Our future profitability may be adversely affected to the extent we are unable to pass on higher raw material costs to our customers.

We depend on a concentration of customers.

Our revenue is dependent, in large part, on significant orders from certain customers. We believe that revenue derived from current and future large customers will continue to represent a significant portion of our total revenue although we plan to diversity our customer base by, among other things, expanding our international sales. Our inability to continue to secure and maintain a sufficient number of large customers or increase our customer base would have a material adverse effect on our business, operating results and financial condition. Moreover, our success will depend in part upon our ability to obtain orders from new customers, as well as the financial condition and success of our customers and general economic conditions.

We usually enter into annual contracts with our domestic customers and long term contracts with our international customers. If there is an unforeseen circumstance e.g. in the dramatic increase of the costs of our raw materials, we may have to honor these contracts and suffer a loss if we are unable to renegotiate the terms.

We may be exposed to intellectual property infringement and other claims by third parties, which, if successful, could cause us to pay significant damage awards and incur other costs.

Our success also depends in large part on our ability to use and develop our technology and know-how without infringing the intellectual property rights of third parties. As litigation becomes more common in the PRC in resolving commercial disputes, we face a higher risk of being the subject of intellectual property infringement claims. The validity and scope of claims relating to manufacturing of pharmaceuticals involve complex technical, legal and factual questions and analysis and, therefore, may be highly uncertain. The defense and prosecution of intellectual property suits, patent opposition proceedings and related legal and administrative proceedings can be both costly and time consuming and may significantly divert the efforts and resources of our technical and management personnel. An adverse determination in any such litigation or proceedings to which we may become a party could subject us to significant liability, including damage awards, to third parties, require us to seek licenses from third parties, to pay ongoing royalties, or to redesign our products or subject us to injunctions preventing the manufacture and sale of our products. Protracted litigation could also result in our customers or potential customers deferring or limiting their purchase or use of our products until resolution of such litigation.

Potential environmental liability could have a material adverse effect on our operations and financial condition.

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To the knowledge of our management team, neither the production nor the sale of our products constitute activities, or generate materials in a material manner, that requires our operation to comply with the PRC environmental laws. Although it has not been alleged by PRC government officials that we have violated any current environmental regulations, we cannot assure you that the PRC government will not amend the current PRC environmental protection laws and regulations. Our business and operating results may be materially and adversely affected if we were to be held liable for violating existing environmental regulations or if we were to increase expenditures to comply with environmental regulations affecting our operations.

We rely on Mr. Qingtai Liu, our chairman and president, for the management of our business, and the loss of his services may significantly harm our business and prospects.

We depend, to a large extent, on the abilities and participation of our current management team, but have a particular reliance upon Mr. Qingtai Liu for the direction of our business. The loss of the services of Mr. Liu, for any reason, may have a material adverse effect on our business and prospects. We cannot assure you that the services of Mr. Liu will continue to be available to us, or that we will be able to find a suitable replacement for Mr. Liu.

We do not have key man insurance on Mr. Qingtai Liu, our chairman and president, upon whom we rely primarily for the direction of our business. If Mr. Liu dies and we are unable to replace Mr. Liu for a prolonged period of time, we may be unable to carry out our long term business plan and our future prospect for growth, and our business, may be harmed.

We may not be able to hire and retain qualified personnel to support our growth and if we are unable to retain or hire such personnel in the future, our ability to improve our products and implement our business objectives could be adversely affected.

Our future success depends heavily upon the continuing services of the members of our senior management team, in particular our chairman and president, Mr. Qingtai Liu. If one or more of our senior executives or other key personnel are unable or unwilling to continue in their present positions, we may not be able to replace them easily or at all, and our business may be disrupted and our financial condition and results of operations may be materially and adversely affected. Competition for senior management and personnel is intense, the pool of qualified candidates is very limited, and we may not be able to retain the services of our senior executives or senior personnel, or attract and retain high-quality senior executives or senior personnel in the future. Such failure could materially and adversely affect our future growth and financial condition.

We may not have adequate internal accounting controls. While we have certain internal procedures in our budgeting, forecasting and in the management and allocation of funds, such controls may not be adequate.

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We presently do not have an experienced Chief Financial Officer who is conversant with U.S. Generally Accepted Accounting Principles and knowledgeable in our industry but we intend to search for a suitably qualified person to fill this position. There is no guarantee that we would be successful in our search or would be successful in retaining such a person. If we are unable to find a suitable candidate or unable to retain his services, we may not be able to comply with our continuing financial reporting obligations and our financial condition and results of operations may be materially and adversely affected,

We do not presently maintain product liability insurance, and our property and equipment insurance does not cover the full value of our property and equipment, which leaves us with exposure in the event of loss or damage to our properties or claims filed against us.

We currently do not carry any product liability or other similar insurance. We cannot assure you that we would not face liability in the event of the failure of any of our products. This is particularly true given our plan to significantly expand our sales into international markets, like the United States, where product liability claims are more prevalent.

Except for property and automobile insurance, we do not have other insurance such as business liability or disruption insurance coverage for our operations in the PRC.

We do not maintain a reserve fund for warranty or defective products claims. Our costs could substantially increase if we experience a significant number of warranty claims. We have not established any reserve funds for potential warranty claims since historically we have experienced few warranty claims for our products so that the costs associated with our warranty claims have been low. If we experience an increase in warranty claims or if our repair and replacement costs associated with warranty claims increase significantly, it would have a material adverse effect on our financial condition and results of operations.

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EXHIBIT G

FORM OF WARRANT

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “SECURITIES ACT”). THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR UNLESS SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WEST COAST CAR COMPANY

COMMON STOCK WARRANT

No. __________	May __, 2007

WEST COAST CAR COMPANY, a Delaware corporation (the “Company”), hereby certifies that ______________________________________, its permissible transferees, designees, successors and assigns (collectively, the “Holder”), for value received, is entitled to purchase from the Company at any time commencing on the effective date (the “Effective Date”), and terminating on the fifth anniversary of the date of issuance of this Warrant (the “Termination Date”) _____________ shares (each, a “Share” and collectively the “Shares”) of the Company’s common stock, $.001 par value per Share (the “Common Stock”), at an exercise price $2.60 per Share (the “Exercise Price”). The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

1. Exercise of Warrant.

(a) The purchase right represented by this Common Stock Warrant (this "Warrant") is exercisable, in whole or in part, at any time and from time to time from and after the Effective Date through and including the Termination Date.

(b) Upon presentation and surrender of this Warrant, accompanied by a completed Election to Purchase in the form attached hereto as Exhibit A (the “Election to Purchase”) duly executed, at the principal office of the Company currently located at 45 Old Millstone Drive, Unit #6, East Windsor, NJ 08520 (or such other office or agency of the Company as the Company may designate to the Holder) together with a check payable to, or wire transfer to, the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company or the Company’s transfer agent, as the case may be, shall within three (3) business days deliver to the Holder hereof certificates of fully paid and non-assessable Common Stock which in the aggregate represent the number of Shares being purchased. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. All or less than all of the purchase rights represented by this Warrant may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will at the Company’s expense deliver to the Holder a new warrant entitling said holder to purchase the number of Shares represented by this Warrant which have not been exercised. This Warrant may only be exercised to the extent the Company has a sufficient number of Shares of Common Stock available for issuance at the time of any exercise. The Company convenants that it will maintain a sufficient number of authorized and unissued shares of Common stock, available for issuance, to satisfy the Company’s obligations under all outstanding Warrants.

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2.	Warrant.

(a) Exchange, Transfer and Replacement. At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the warrant or warrants surrendered.

(b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 2, this Warrant shall be promptly canceled by the Company. The Holder shall pay all taxes and all other expenses (including legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 2.

(d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant (the “Warrant Register”), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

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3.
Rights and Obligations of Holders of this Warrant. The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the holder hereof upon exercise of this Warrant, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Warrant, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such Common Stock certificate.

4.	Adjustments.

(a) Stock Dividends, Reclassifications, Recapitalizations, Etc. In the event that after the Effective Date the Company: (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (1) the Exercise Price on the record date of such division or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (2) the number of shares of Common Stock for which this Warrant may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

(b) Subject to Sections 4(f) and (g), in the event the Company issues, during the period of eighteen (18) months after the Effective Date, any additional shares of Common Stock at a price per share less than $2.60 or without consideration, then the Warrant price upon each such issuance shall be adjusted to the price equal to the consideration per share paid for such additional shares of Common Stock.

(c) In the event the Company shall at any time within eighteen (18) months following the original issuance of this Warrant take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Common Stock equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than $2.60 immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which additional shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than $2.60 at the time of such amendment or adjustment, then the Warrant price then in effect shall be adjusted as provided in Section 4(b). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock equivalents.

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(d) Other Provisions Applicable to Adjustments under this Section. The following provisions shall be ap-plicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant price then in effect provided for in this Section 4:

(i) Computation of Consideration. To the extent that any additional shares of Common Stock or any Common Stock equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such additional shares of Common Stock or Common Stock equivalents are offered by the Company for subscription, the subscription price, or, if such additional shares of Common Stock or Common Stock equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board and acceptable to the Holder, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock equivalents, as the case may be. The consideration for any additional shares of Common Stock issuable pursuant to any Warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such Warrants or other rights plus the additional con-sideration payable to the Company upon exercise of such Warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any Common Stock equivalents shall be the consideration received by the Company for issuing War-rants or other rights to subscribe for or purchase such Common Stock equivalents, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Common Stock equivalents, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Common Stock equivalents. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Company for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(d)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

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(ii) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii) Fractional Interests. In computing ad-justments under this Section 4, fractional interests in Common Stock shall be taken into account to the near-est one one-hundredth (1/100th) of a share.

(iv) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

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(e) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

(f) Cash Dividends and Other Distributions. In the event that at any time or from time to time the Company shall distribute to all holders of Common Stock (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than in each case, (w) the issuance of any rights under a shareholder rights plan, (x) any dividend or distribution described in Section 4(a) and (y) any rights, options, warrants or securities described in Section 4(c)), then the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be such Current Market Value (as hereinafter defined) per share of Common Stock on the record date for such dividend or distribution, and the denominator of which shall be such Current Market Value per share of Common Stock on the record date for such dividend or distribution less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall be evidenced by a board resolution, a copy of which will be sent to the Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription or purchase rights; and the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution. No adjustment shall be made pursuant to this Section 4(b) which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of this Warrant or increasing the Exercise Price.

(g) Combination; Liquidation. (i) In the event of a Combination (as defined below), each Holder shall have the right to receive upon exercise of the Warrant the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event (subject to further adjustment in accordance with the terms hereof). Unless paragraph (ii) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the “Successor Company”) in such Combination will assume by written instrument the obligations under this Section 4 and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. “Combination” means an event in which the Company consolidates with, mergers with or into, or sells all or substantially all of its assets to another Person, where “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity; (ii) In the event of (x) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (y) the dissolution, liquidation or winding-up of the Company, the Holders shall be entitled to receive, upon surrender of their Warrant, distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrant, as if the Warrant had been exercised immediately prior to such event, less the Exercise Price. In case of any Combination described in this Section 4, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with an agent or trustee for the benefit of the Holders all the funds, if any, necessary to pay to the Holders the amounts to which they are entitled as described above. As each Warrant is received, the Company is required to deliver a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to the Holders surrendering such Warrant.

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a. Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrant is adjusted, as herein provided, the Company shall deliver to the Holders of the Warrants in accordance with Section 10 a certificate of the Company’s Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board of Directors determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of Warrant after giving effect to such adjustment.

b.Notice of Certain Transactions. In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any capital reorganization, reclassification, consolidation or merger affecting the class of Common Stock, as a whole, or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall, within the time limits specified below, send to each Holder a notice of such proposed action or offer. Such notice shall be mailed to the Holders at their addresses as they appear in the Warrant Register (as defined in Section 2(d)), which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment pursuant to Section 4 which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or (b) above, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

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c. Current Market Value.“Current Market Value” per share of Common Stock or any other security at any date means (i) if the security is not registered under the Securities Exchange Act of 1934 and/or traded on a national securities exchange, quotation system or bulletin board, as amended (the “Exchange Act”), (a) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm’s-length transaction between the Company and a Person other than an affiliate of the Company or between any two such Persons and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an independent financial expert or an agreed upon financial valuation model or (ii) if the security is registered under the Exchange Act and/or traded on a national securities exchange, quotation system or bulletin board, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the common Stock is being traded (each, a “Trading Day”) during the period commencing thirty (30) days before such date and ending on the date one day prior to such date.

5.	Fractional Shares. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price.

6.
Legends. Prior to issuance of the shares of Common Stock underlying this Warrant, all such certificates representing such shares shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the 1933 Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

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7.
Call Rights. The Company shall have the right to call the exercise of all, or the remaining portion of this Warrant outstanding and unexercised at the Exercise Price in the event (i) the Volume Weighted Average Price (“VWAP”) of the Company’s Common Stock equals or exceeds $8.00 per share during any twenty (20) consecutive trading days and (ii) all Shares for which this Warrant is exercisable are registered for resale by the Holder (the “Call Conditions”). For the purposes of this Warrant, the VWAP shall be the volume weighted average price reported by Bloomberg for the Common Stock. Within ten (10) business days of the Call Conditions, the Company shall deliver a notice to each registered Holder of the Warrants setting for the number of Warrants held and the dollar amount due to exercise the Warrants (the “Call Notice”). Each Holder shall have thirty (30) calendar days from the receipt of the Call Notice to exercise the remaining balance of the Warrant (the “Call Period”). Upon the expiration of the Call Period, any unexercised Warrant shall automatically expire.

8.	Disposition of Warrants or Shares; Lockup.

The Holder of this Warrant, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act of 1933, as amended. Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

9.
Merger or Consolidation. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

10.
Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g. Federal Express); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery. Any such notice shall be deemed to have been given (a) three business days immediately following the mailing thereof, if mailed by certified or registered U.S. mail as specified above; (b) on the business day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice. All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 10):

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if to the Company:

West Coast Car Company
45 Old Millstone Drive, Unit #6, East Windsor, NJ 08520
Attention: David Du
Facsimile: (609) 4268996

If to the Holder:

____________________
____________________
____________________
____________________

Notwithstanding the time of effectiveness of notices set forth in this Section, an Election to Purchase shall not be deemed effectively given until it has been duly completed and submitted to the Company together with this original Warrant and payment of the Exercise Price in a manner set forth in this Section.

11.	Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

12.	Successors and Assigns. This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

13.	Headings. The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

14.
Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be deemed automatically modified only to the extent necessary to make such provision enforceable, and the balance hereof shall be interpreted as if such provision were so modified.

15.
Modification and Waiver. This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder, except as provided in Section 14.

16.
Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

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17.
Assignment. Subject to prior written approval by the Company, this Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant, as Exhibit B hereto, and, upon the Company’s receipt hereof, and in any event, within three (3) business days thereafter, the Company shall issue a warrant to the Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

(signature page immediately follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

WEST COAST CAR COMPANY

Date: __________, 2007	By:
Name: Qingtai Liu
Title: President

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EXHIBIT A

TO

WARRANT CERTIFICATE

ELECTION TO PURCHASE

To Be Executed by the Holder
in Order to Exercise the Warrant

The undersigned Holder hereby elects to purchase _______ shares pursuant to the attached Warrant, and requests that certificates for securities be issued in the name of:

__________________________________________________________
(Please type or print name and address)

__________________________________________________________

__________________________________________________________

__________________________________________________________
(Social Security or Tax Identification Number)

and delivered to:_____________________________________________________

___________________________________________________________________.

(Please type or print name and address if different from above)

If such number of Shares being purchased hereby shall not be all the Shares that may be purchased pursuant to the attached Warrant, a new Warrant for the balance of such Shares shall be registered in the name of, and delivered to, the Holder at the address set forth below.

In full payment of the purchase price with respect to the Shares purchased and transfer taxes, if any, the undersigned hereby tenders payment of $__________ by check, money order or wire transfer payable in United States currency to the order of WEST COAST CAR COMPANY.

HOLDER:

By:
Name:
Title:
Address:

Dated: _______________________

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EXHIBIT B
TO
WARRANT

FORM OF ASSIGNMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _____________ the right represented by the within Warrant to purchase ______ shares of Common Stock of West Coast Car Company, a Delaware corporation, to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of West Coast Car Company, a Delaware Corporation, with full power of substitution of premises.

Dated:	By:
Name:
Title:
(signature must conform to name of holder as specified on the fact of the Warrant)

Address:

Signed in the presence of:

Dated:

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EXHIBIT H

ESCROW AGREEMENT
(See attached)

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